Contingent Earn-Out Liability	12 Months Ended
Dec. 31, 2021
Contingent Earn Out Liability [Abstract]
CONTINGENT EARN-OUT LIABILITY
J.	contingent earn-out liability:

In connection with the asset acquisition, as discussed in Note N, the customer list was purchased using a Contingent Earn-Out Calculation. The purchase price is equal to fifteen percent (15%) of the gross profit earned from the sale of product to the customer list for year 1 and thirty percent (30%) for years 2 and 3. Payments are due on the first anniversary date of the purchase and then quarterly. At December 31, 2021 and 2020 the current portion of the earn-out liability amounted to $665,855 and $402,730, respectively. At December 31, 2021 and 2020, the long-term portion of the earn-out liability amounted to $976,078 and $1,850,960, respectively.